Exhibit 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER

In connection with the Annual Report of Apex 11 Inc., (the “Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Anthony J. Iarocci, Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant at the dates and for the periods indicated.

/s/ Anthony J. Iarocci

Anthony J. Iarocci

Chief Executive Officer, Chief Financial Officer, Secretary, and Treasurer

(principal executive officer and principal financial and accounting officer)

Dated: July 9, 2026